UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of Earliest Event Reported): September 21, 2005
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                                GERON CORPORATION
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             (Exact name of registrant as specified in its charter)




         DELAWARE                    0-20859               75-2287752
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(State or other jurisdiction  (Commission File Number)    (IRS Employer
     of incorporation)                                 Identification No.)




                             230 CONSTITUTION DRIVE
                          MENLO PARK, CALIFORNIA 94025
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          (Address of principal executive offices, including zip code)



                                 (650) 473-7700
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              (Registrant's telephone number, including area code)


                                       N/A
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 8.01         OTHER EVENTS.

         The Company deems the following information to be material:

         On September 22, 2005, Geron Corporation (the "Company") announced that its public offering of 6,900,000 shares of common stock, including 900,000 shares issued upon exercise of an option granted to the underwriters to cover over-allotments, closed on September 21, 2005. The public offering price was $9.00 per share and the aggregate gross public offering price, including the shares issued upon exercise of the over-allotment option, was $62.1 million.

         Concurrent with the closing of the underwritten public offering, Merck & Co., Inc. (NYSE: MRK) exercised its warrant to purchase 2,000,000 shares of Geron common stock with a total exercise price of $18.0 million.

         The Company's press release dated September 22, 2005, announcing the over-allotment exercise is attached here as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

         FORWARD-LOOKING STATEMENTS. This report may include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act"). These statements relate to future events, including future capital raising events. In some cases, you can identify forward-looking statements by terminology such as "may," "will," "should," "expects," "plans," "anticipates," "believes," "estimates," "predicts," "potential" or "continue" or the negative of those terms and other comparable terminology. These statements reflect only management's current expectations. Important factors that could cause actual results to differ materially from the forward-looking statements we make or incorporate by reference in this report are set forth under the heading "Risk Factors" in our Prospectus Supplement filed under Rule 424(b) under the Securities Act of 1933, as amended, on September 16, 2005, and our most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, as may be updated from time to time by our future filings under the Securities Exchange Act. If one or more of these risks or uncertainties materialize, or if any underlying assumptions prove incorrect, our actual results, performance or achievements may vary materially from any future results, performance or achievements expressed or implied by these forward-looking statements. We disclaim any intent or obligation to update these forward-looking statements.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

                  (a) Financial Statements.

                                    None.

                  (b)      Pro Forma Financial Information

                                    None.

                  (c) Exhibits:

                           99.1 Press Release of Geron Corporation, dated September 22, 2005.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  GERON CORPORATION

Date: September 22, 2005                 By: /s/ David L. Greenwood
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                                                 David L. Greenwood
                                                 Executive Vice President
                                                 Chief Financial Officer